                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                               CONSTELLATION FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                 CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

                                   A SERIES OF

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders (the "Special Meeting") of the Constellation Sands Capital Select Growth Fund (the "Fund"), a series of Constellation Funds (the "Trust"). The Special Meeting is scheduled for August 19, 2005. If you are a shareholder of record of the Fund as of the close of business on June 1, 2005, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting, on the proposals to modify the Fund's performance fee structure (the "Proposals").

At the Special Meeting, you will be asked to approve a change in the Fund's performance fee structure. Under the Fund's current performance fee structure, beginning on August 2, 2005, Constellation Investment Management Company, LP ("CIMCO"), the investment adviser to the Fund, will receive a base fee of 0.85% based on the Fund's average daily net assets. The base fee will be subject to adjustment, upward or downward, based on the Fund's performance as compared to its benchmark index. Currently, the performance-based adjustment will be implemented if there is a 3.50% variation or greater (the "hurdle rate") in the Fund's performance as compared to the Fund's benchmark. It is proposed that the hurdle rate be lowered to 2.50%. The same reduction of the hurdle rate is also proposed for the Fund's sub-advisory agreement between CIMCO and Sands Capital Management, Inc. Other than the reduction of the hurdle rates, no other changes to the investment advisory agreement and sub-advisory agreement are proposed at this time.

Based on information received by the Board of Trustees (the "Board") of the Fund, the Board concluded that it was in the best interests of shareholders to approve the reduction of the hurdle rates in the fee schedules to the advisory and sub-advisory agreements of the Fund. The Board also recommended that the Proposals be submitted to shareholders for approval.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting.

Thank you for your attention and consideration of these important proposals and for your investment in the Fund. If you need additional information, please call shareholder services at 1-866-242-5742.

Sincerely,



John H. Grady
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                 CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

                                   A SERIES OF

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 19, 2005

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Constellation Sands Capital Select Growth Fund (the "Fund") will be held at the offices of Constellation Investment Management Company, LP ("CIMCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 on August 19, 2005 at 10:00 a.m. Eastern Time.

At the Special Meeting, you will be asked to approve a change in the Fund's performance fee structure. Under the Fund's current performance fee structure, beginning on August 2, 2005, CIMCO will receive a base fee of 0.85% based on the Fund's average daily net assets, and the base fee will be subject to adjustment, upward or downward, based on the Fund's performance as compared to its benchmark index. Currently, the performance-based adjustment will be implemented if there is a 3.50% variation or greater (the "hurdle rate") in the Fund's performance as compared to the Fund's benchmark. It is proposed that the hurdle rate be lowered to 2.50%. The same reduction of the hurdle rate is also proposed for the Fund's sub-advisory agreement between CIMCO and Sands Capital Management, Inc. Other than the reduction of the hurdle rate, no other changes to the investment advisory agreement and sub-advisory agreement are proposed at this time.

All Shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy by mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on June 1, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                               By Order of the Board of Trustees


                                               _________________________________
                                               John H. Grady
                                               President

                                               June 28, 2005

                 CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

                                   A SERIES OF

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 19, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Constellation Funds (the "Trust,") for use at the Special Meeting of shareholders to be held on August 19, 2005 at 10:00 a.m. Eastern Time at the offices of Constellation Investment Management Company, LP ("CIMCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). Shareholders of the Constellation Sands Capital Select Growth Fund (the "Fund") of record as of the close of business on June 1, 2005 ("Record Date") are entitled to vote at the Special Meeting ("Shareholders").

Shareholders of record who owned shares of the Fund as of the close of business on the Record Date are eligible to vote. As of the Record Date, the Fund had 22,544,388.108 units of beneficial interests outstanding. The proxy card and this Proxy Statement are being mailed to Shareholders on or about July 6, 2005.

                                   PROPOSAL I

SUMMARY OF PROPOSAL. Shareholders are being asked to approve an amendment to the fee schedule to the investment advisory agreement between the Trust, on behalf of the Fund, and CIMCO to lower the performance fee hurdle rate from 3.50% to 2.50%.

INTRODUCTION. At a meeting of the Board of Trustees (the "Board") of the Trust on February 25, 2005, CIMCO, the investment adviser to the Fund, proposed a change in the performance fee structure for the Fund. Under the Fund's performance fee structure, which will take effect beginning on August 2, 2005, CIMCO will receive a base fee of 0.85% based on the Fund's average daily net assets. The base fee will be subject to adjustment, upward or downward, based on the Fund's performance as compared to its benchmark index. The Fund's benchmark index is the Russell 1000 Growth Index. The performance fee will be implemented if there is a 3.50% variation or greater (the "hurdle rate") in the Fund's performance as compared to the Fund's benchmark. It is proposed that the hurdle rate be lowered to 2.50%. The proposed fee schedule to the investment advisory agreement is attached as Appendix A. The same reduction of the hurdle rate is also proposed for the Fund's sub-advisory agreement between CIMCO and Sands Capital Management, Inc. ("Sands Capital"). Other than the reduction of the hurdle rate, no other changes to the investment advisory agreement are proposed.

In August of 2004, the Fund was reorganized from a series of the Pitcairn Funds into a series of the Constellation Funds. In June of 2004, the Board held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment adviser to the Fund. At that time, the Board considered the Investment Advisory and Sub-Advisory Agreements with each agreement having a hurdle rate of 2.5%. The Pitcairn Funds' board approved a hurdle rate of 3.5%, however, and the proxy statement provided to shareholders also provided for a hurdle rate of 3.5%. In February 2005, CIMCO asked the Board to consider and re-approve the Board's original intent of 2.5% for the hurdle rates. The Board's considerations for approving the change in the hurdle rates in February 2005 were the same as those considered in June of 2004. Please see the "Board Considerations with respect to the Advisory Agreement" section for more information.

Based on the information it received at the meeting, the Board of Trustees considered and approved the new hurdle rate, subject to its further approval by the Fund's shareholders. AFTER CAREFUL CONSIDERATION, THE TRUSTEES UNANIMOUSLY RECOMMENDED THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Board Recommendation" for a discussion of the Board's considerations in making its recommendation.

DESCRIPTION OF THE TERMS OF THE ADVISORY AGREEMENT. Under the advisory agreement between the Trust, on behalf of the Fund, and CIMCO dated August 1, 2004 (the "Advisory Agreement"), CIMCO supervises the management and investment program of the Fund. CIMCO has engaged Sands Capital to serve as sub-adviser to the Fund. The Advisory Agreement provides that CIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of CIMCO in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect for an initial period of up to two years, and from year to year thereafter, as long as its continuation is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and a majority of the Trust's Trustees who are not parties to the Advisory Agreement or interested persons (for regulatory purposes) of any party to the Advisory Agreement by votes cast in person at a meeting called for that purpose. The Advisory Agreement is terminable without penalty at any time on 60 days' written notice by the Trustees of the Trust, by vote of a majority of the outstanding shares of the Fund, or by CIMCO. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISORY FEES. Under the fee schedule to the Advisory Agreement, CIMCO currently receives a management fee of 0.85% of the Fund's average daily net assets. Beginning on August 2, 2005, CIMCO will receive a management fee from the Fund comprised of two components. The first component is a base fee at the annual rate of 0.85% of the Fund's average daily net assets. The second component is a performance- based adjustment that either increases or decreases the base fee, depending on how the Fund performs relative to its benchmark. CIMCO will receive the base fee where the Fund's investment performance relative to the investment record of its benchmark comes within the hurdle rate over the prior 12 month period. If the investment performance of the Fund exceeds the investment record of its benchmark by at least the hurdle rate, the performance adjustment increases the fee paid to CIMCO by 15 basis points. If the investment performance of the Fund trails the investment record of its benchmark by at least the hurdle rate, the performance adjustment decreases the fee paid to CIMCO by 15 basis points. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the prior 12 month period. In calculating performance, both the benchmark index and the Fund's performance will reflect adjustments for dividends and distributions.

As of May 31, 2005, the rolling one-year performance for the Fund was 7.00%, while the return for the Russell 1000 Growth Index for the same period was 3.34%.(1) Under the performance based fee arrangement, CIMCO would have received the maximum performance fee adjustment, irrespective of whether the hurdle rate was 2.5%, the proposed hurdle rate, or 3.5%, the current hurdle rate.


(1) Past performance is no guarantee of future results. Performance achieved prior to August 1, 2004 is attributable to the Fund's former investment adviser.

COMPARISON OF CURRENT AND PROPOSED PERFORMANCE BASED FEE STRUCTURES.

o THE CURRENT PERFORMANCE FEE STRUCTURE. Beginning on August 2, 2005, CIMCO will be entitled to receive a base fee equal to 0.85% based on the Fund's average daily net assets, subject to adjustment by a maximum amount of 15 basis points, based on the Fund's performance as compared to its benchmark index. The performance adjustment will be implemented if there is a 3.50% variation in the Fund's performance, upward or downward, as compared to the Fund's benchmark.

o THE PROPOSED PERFORMANCE FEE STRUCTURE. Under the Proposal, CIMCO will receive a base fee of 0.85%, based on the Fund's average daily net assets, subject to adjustment by a maximum amount of 15 basis points based on the Fund's performance as compared to its benchmark index. As proposed, the performance adjustment will be implemented if there is a 2.50% variation or greater (the "new hurdle rate") in the Fund's performance, upward or downward, as compared to the Fund's benchmark. The same reduction of the hurdle rate is also proposed for the Fund's sub-advisory agreement between CIMCO and Sands Capital (see Proposal II). If the new hurdle rate is approved by shareholders, CIMCO will be more likely to receive the minimum or the maximum performance based fee adjustment.

INFORMATION ABOUT THE ADVISER. CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the investment adviser to the Fund. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As of March 31, 2005, CIMCO had approximately $2.2 billion in assets under management. As the investment adviser to the Fund, CIMCO continuously reviews, supervises and administers the Fund's investment program. CIMCO also ensures compliance with the Fund's investment policies and guidelines. For the fiscal period ended September 30, 2004, CIMCO received $481,924 in advisory fees from the Fund and waived fees or reimbursed expenses of $87,076.

The name and principal occupation of the directors and principal executive officers of CIMCO are listed below:

------------------------------------- ------------------------------------------------------------------------------
NAME                                  PRINCIPAL OCCUPATION/TITLE
------------------------------------- ------------------------------------------------------------------------------
John H. Grady(1)                      Chief Executive Officer
------------------------------------- ------------------------------------------------------------------------------
Peter J. Moran                        President
------------------------------------- ------------------------------------------------------------------------------
Francis Joseph McAleer                Executive Vice President, Distribution
------------------------------------- ------------------------------------------------------------------------------
Amy Denise Duling                     Executive Vice President, Marketing and Product Management
------------------------------------- ------------------------------------------------------------------------------
John Leven                            Vice President
------------------------------------- ------------------------------------------------------------------------------
Antoinette Corneila Robbins           Vice President
------------------------------------- ------------------------------------------------------------------------------

(1) Mr. Grady is also President and Trustee of the Trust.


The address for each of the above individuals is c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn PA 19312.

None of the Trustees have purchased or sold any securities of CIMCO. For the most recent fiscal year ended September 30, 2004, the Fund did not pay any brokerage commissions to affiliated brokers.

BOARD CONSIDERATIONS WITH RESPECT TO THE ADVISORY AGREEMENT. On June 14, 2004, the Board held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment adviser to the Fund. The Board requested and reviewed a wide variety of information from CIMCO in advance of the meeting and the Trustees used this information to help decide whether to approve the Advisory Agreement. Specifically, prior to the meeting, the Board received written materials from CIMCO about (a) its investment management oversight capabilities;
(b) its investment management personnel; (c) its operations and financial condition; (d) the level of the advisory fees charged as compared with the fees charged to comparable mutual funds; (e) the Fund's overall fees and operating expenses compared with similar mutual funds; (f) CIMCO's compliance systems; (g) CIMCO's policies on and compliance procedures for personal securities transactions; and (h) CIMCO's reputation, expertise and resources.

At the meeting, representatives from CIMCO presented additional information to the Trustees to help the Trustees evaluate CIMCO's advisory fees and other aspects of its services. The Trustees discussed the materials that they received before the meeting and all other information received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

With respect to the Proposal, the Board considered a number of factors in setting the Fund's performance fee parameters, and concluded that the proposed performance based fee structure, which uses absolute percentage triggers, is appropriate. The Board determined that any significant incentive payments (or penalties) under the Investment Advisory Agreement would not likely be attributable to random market fluctuations.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously concluded: (a) that the terms of the Advisory Agreement are fair and reasonable; and (b) that CIMCO's fees are reasonable in light of the services it provides to the Fund. The Board reaffirmed these conclusions at a meeting on February 25, 2005.

The Advisory Agreement was last approved by shareholders in connection with the reorganization of the Fund from the Pitcairn Funds to the Trust on July 21, 2004. The sole shareholder voted to approve the Advisory Agreement for the Fund on August 1, 2004.

BOARD RECOMMENDATION. In approving the proposed reduction of the hurdle rate in the fee schedule to the Fund's Advisory Agreement, the Board concluded that the reduction would be in the best interests of shareholders. Moreover, the Board determined that the proposed hurdle rate is what was originally intended to be submitted to shareholders in connection with the Fund's formation. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board of Trustees, including all of the Independent Trustees, concluded that approval of the Proposal would be in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE FUND'S PERFORMANCE FEE STRUCTURE.

                                   PROPOSAL II

SUMMARY OF PROPOSAL. Shareholders are being asked to approve an amendment to the fee schedule to the sub-advisory agreement between CIMCO and Sands Capital to lower the performance fee hurdle rate from 3.50% to 2.50%.

INTRODUCTION. At the Board of Trustees meeting on February 25, 2005, CIMCO proposed a change in the Fund's sub-advisory performance fee structure to mirror that proposed for the Advisory Agreement. Under the current performance fee structure, Sands Capital receives a base fee of 0.50% on the first $100 million of allocated assets, and 0.45% on allocated assets above $100 million based on the Fund's average daily net assets; beginning August 2, 2005, the base fee will be subject to adjustment, upward or downward, by a maximum of 0.1125% based on the Fund's performance as compared to its benchmark index. The performance fee will be implemented if there is a 3.50% variation or greater (the "hurdle rate") in the Fund's performance, upward or downward, as compared to the Fund's benchmark. It is proposed that the hurdle rate be lowered to 2.50% (the "new hurdle rate"). The proposed fee schedule to the sub-advisory agreement is attached as Appendix B. Other than the reduction of the hurdle rate, all other terms of the sub-advisory agreement will remain unchanged.

Based on information provided to the Board to the effect that the hurdle rate agreed to between CIMCO and Sands Capital was 2.50%, the Board concluded that it was in the best interests of shareholders to approve a reduction of the hurdle rate applicable to the Fund's sub-advisory agreement. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Board Recommendation" for a discussion of the Board's considerations in making its recommendation.

DESCRIPTION OF THE TERMS OF THE SUB-ADVISORY AGREEMENT. Under the sub-advisory agreement between CIMCO and Sands Capital dated August 1, 2004 (the "Sub-Advisory Agreement"), Sands Capital, subject to the supervision of CIMCO, manages the Fund's portfolio, and executes the Fund's investment policies. CIMCO, in general, supervises the management and investment program of the Fund. The Sub-Advisory Agreement has provisions for liability of Sands Capital, continuation and termination similar to those of the Advisory Agreement.

INVESTMENT SUB-ADVISORY FEES. Under the fee schedule to the Sub-Advisory Agreement, Sands Capital currently receives a management fee comprised of two components. The first component is an annual base fee equal to an annual rate of 0.50% on the first $100 million of allocated assets, and 0.45% on allocated assets above $100 million based on the Fund's average daily net assets. The second component, which takes effect beginning on August 2, 2005, is a performance-based adjustment that either increases or decreases the base fee, depending on how the Fund performs relative to its benchmark. Sands Capital is entitled to receive the base fee without adjustment for the first year of the Fund's investment operations. Sands Capital will continue to receive the base fee thereafter if the Fund's investment performance relative to the investment record of its benchmark comes within the range of the hurdle rate of 3.50%, over the prior 12 month period. If the investment performance of the Fund exceeds the investment record of its benchmark by at least the hurdle rate, the performance adjustment increases the fee paid to Sands Capital by 0.1125%. If the investment performance of the Fund trails the investment record of its benchmark by at least 3.50% the performance adjustment decreases the fee paid to Sands Capital by 0.1125%. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the prior 12 month period. In calculating performance, both the benchmark index and the Fund's performance will reflect adjustments for dividends and distributions.

COMPARISON OF CURRENT AND PROPOSED PERFORMANCE BASED FEE STRUCTURE.

o THE CURRENT FEE. Under the current performance fee structure, Sands Capital is entitled to receive a base fee equal to 0.50% on the first $100 million of allocated assets, and 0.45% on allocated assets above $100 million based on the Fund's average daily net assets, which fee will be subject to adjustment, upward or downward, based on the Fund's performance as compared to its benchmark index beginning on August 2, 2005. The performance-based adjustment will be implemented if there is a 3.50% variation in the Fund's performance, upward or downward, as compared to the Fund's benchmark.

o THE PROPOSED FEE. Under the Proposal, Sands Capital will remain entitled to receive a base fee equal to 0.50% on the first $100 million of allocated assets, and 0.45% on allocated assets above $100 million based on the Fund's average daily net assets, which fee will be subject to adjustment, upward or downward, based on the Fund's performance as compared to its benchmark index. As proposed, the performance-based adjustment will be implemented if there is a 2.50% variation or greater (the "new hurdle rate") in the Fund's performance, upward or downward, as compared to the Fund's benchmark. If the new hurdle rate is approved by shareholders, Sands Capital will be more likely to receive the minimum or the maximum performance based fee adjustment.

INFORMATION ABOUT THE SUB-ADVISER. Sands Capital, located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, serves as the sub-adviser to the Fund. As sub-adviser, Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2005 Sands Capital had approximately $12.2 billion in assets under management.

The name and principal occupation of the principal executive officers of Sands Capital are listed below:

-------------------------------------- -----------------------------------------------------------------------------
NAME                                   TITLE/PRINCIPAL OCCUPATION
-------------------------------------- -----------------------------------------------------------------------------
Frank M. Sands, Sr. CFA                Chief Executive Officer, Chief Investment Officer, Director
-------------------------------------- -----------------------------------------------------------------------------
Frank M. Sands, Jr.                    President
-------------------------------------- -----------------------------------------------------------------------------
William L. Johnson                     Senior Vice President, Treasurer
-------------------------------------- -----------------------------------------------------------------------------
Marjorie R. Sands                      Director
-------------------------------------- -----------------------------------------------------------------------------
Robert C. Puff, Jr.                    Director
-------------------------------------- -----------------------------------------------------------------------------

The address for each of the above individuals is c/o Sands Capital Management, Inc., 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209.

None of the Trustees have purchased or sold any securities of Sands Capital.

BOARD CONSIDERATIONS WITH RESPECT TO THE SUB-ADVISORY AGREEMENT. On June 14, 2004 the Board of Trustees held a meeting to decide whether to approve the Sub-Advisory Agreement between CIMCO and Sands Capital, relating to the Fund. The Board requested and reviewed a wide variety of information from CIMCO and Sands Capital in advance of the meeting and the Trustees used this information to help decide whether to approve the Sub-Advisory Agreement. Specifically, prior to the meeting, the Board received written materials from Sands Capital about (a) its quality of investment management and other services; (b) its investment management personnel; (c) its operations and financial condition; (d) its brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of sub-advisory fees the Fund is charged compared with the fees charged by Sands Capital to comparable mutual funds or accounts; (f) Sands Capital's compliance systems; (g) Sands Capital's policies on and compliance procedures for personal securities transactions; and (h) Sands Capital's reputation, expertise and resources.

At the meeting, representatives from Sands Capital presented additional information to the Trustees to help the Trustees evaluate Sands Capital's fees and other aspects of the Sub-Advisory Agreement. The Trustees discussed the materials that they received before the meeting, Sands Capital's presentation and all other information received at the meeting, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

With respect to the Proposal, the Board considered a number of factors in setting the Fund's performance fee parameters, and concluded that the proposed performance based fee structure, which uses absolute percentage triggers, is appropriate. The Board determined that any significant incentive payments (or penalties) under the Sub-Advisory Agreement would not likely be attributable to random market fluctuations.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; and (b) the Sub-Adviser's fees are reasonable in light of the services that it provides to the Fund. The Board reaffirmed these conclusions at a meeting on February 25, 2005.

The Sub-Advisory Agreement was last approved by shareholders in connection with the reorganization of the Fund from the Pitcairn Funds to the Trust on July 21, 2004. The sole shareholder voted to approve the Sub-Advisory Agreement for the Fund on August 1, 2004.

BOARD RECOMMENDATION. In approving the proposed reduction of the hurdle rate in the fee schedule to the Fund's Sub-Advisory Agreement, the Board concluded that the reduction would be in the best interests of shareholders. Moreover, the Board determined that the proposed hurdle rate is what was originally intended to be submitted to shareholders in connection with the Fund's formation. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board of Trustees, including all of the Independent Trustees, concluded that approval of the Proposal would be in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE FUND'S PERFORMANCE FEE STRUCTURE.

                                OTHER INFORMATION

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one or more of the Trust's investment advisers. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Special Meeting in order to permit the Shareholders to consider and vote on the Proposals. If you wish to participate in the Special Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust, c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should Shareholders require additional information regarding any of the proposals contained in the Proxy Statement or replacement proxy cards, they may contact the Fund at 1-866-242-5742.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. CIMCO will bear the costs of the Special Meeting and proxy materials.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. The holders of 40% of the Fund's shares entitled to vote constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the Proposals, against such an adjournment. Similarly, abstentions or broker non-votes will be counted as votes AGAINST the Proposals and against such an adjournment.

VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Special Meeting, the approval of each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. The approval of Proposal I is contingent on the approval of Proposal II. If either Proposal is not approved by shareholders, the performance fee arrangements as provided in the current Advisory Agreement and Sub-Advisory Agreement will remain in effect unchanged.

OTHER SERVICE PROVIDERS
-----------------------

ADMINISTRATOR. CIMCO also serves as the Fund's administrator pursuant to an administrative agreement between the Trust, on the Fund's behalf, and CIMCO. For the fiscal period ended September 30, 2004, the Fund paid CIMCO $76,571 for administrative services. SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, currently serves as Sub-Administrator.

DISTRIBUTOR. Constellation Investment Distribution Company Inc. ("CIDCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, an affiliate of CIMCO, serves as the distributor of the Fund's shares pursuant to a distribution agreement between the Trust, on the Fund's behalf, and CIDCO. CIDCO receives no compensation for distributing Fund shares.

BENEFICIAL OWNERSHIP INFORMATION
--------------------------------

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Fund.

  NAME AND ADDRESS                            OWNER OF RECORD        BENEFICIAL OWNER     PERCENT OF SHARES
  ----------------                            ---------------        ----------------     -----------------
  Charles Schwab & Co. Inc.                          X                                    20.87%
  Attn: Mutual Funds/Team S
  4500 Cherry Creek Drive
  Denver, CO  80209

  Pitcairn Trust Company                             X                                    20.36%
  Cash/Cash Capital Gains
  One Pitcairn Place, Suite 3000
  165 Township Line Road
  Jenkintown, PA  19046

  Charles Schwab & Co. Inc.                          X                                    12.99%
  Special Custody Account FBO Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA  94104

  Pitcairn Trust Company                             X                                    7.49%
  Cash/Reinvest Capital Gains
  One Pitcairn Place, Suite 3000
  165 Township Line Road
  Jenkintown, PA  19046

  NAME AND ADDRESS                               OWNER OF RECORD       BENEFICIAL OWNER     PERCENT OF SHARES
  ----------------                               ---------------       ----------------     -----------------
  National Financial Services Corp.                     X                                   6.45%
  For the Exclusive Benefit of our Customers
  200 Liberty Street
  One World Financial Center
  New York, NY  10281

  Pitcairn Trust Company                                X                                   5.75%
  Reinvest/Reinvest Capital Gains
  One Pitcairn Place, Suite 3000
  165 Township Line Road
  Jenkintown, PA  19046

To the best of the Fund's knowledge, as of the Record Date, the Trustees and officers as a group beneficially owned less than 1% of the Fund's outstanding shares.

SHAREHOLDERS SHARING THE SAME ADDRESS
-------------------------------------

If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-866-242-5742 or forward a written request to the Trust, c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS
--------------

The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS
---------------------

The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust, c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

COMMUNICATIONS WITH THE BOARD
-----------------------------

Shareholders wishing to submit written communications to the Board should send their communications to Constellation Funds, c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
----------------------------------------------

The Annual Report of the Trust for the fiscal year ended September 30, 2004 and the Semi-Annual Report for the six-months ended March 31, 2005 are available on request. The Annual and Semi-Annual Reports may be obtained by written request to the Trust at the address listed above, or by telephoning 1-866-242-5742.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
    ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE
               SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                      APPENDIX A
                                    PROPOSED
                                   SCHEDULE B
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT

                     FOR FUNDS WITH PERFORMANCE ADJUSTMENTS
                     --------------------------------------

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

         (a) GENERAL. The Trust shall pay to the Adviser, as compensation for the Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

         (b) INDEX, CLASS AND CHANGES TO THE CLASS. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the "Successor Class") is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

         (c) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

         (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 (366 in leap years). The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

         (e) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

         (f) PERFORMANCE PERIOD. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services and Constellation TIP Healthcare & Biotechnology Funds based upon performance achieved by such Fund prior to the effective date of this Agreement.

         (g) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

         (h) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

         (i) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

         (j) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                    PROPOSED
                                  SCHEDULE B-1
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                   AS AMENDED
                               ____________, 2005

                  LISTING OF FUNDS WITH PERFORMANCE ADJUSTMENTS
                  ---------------------------------------------

         [REDACTED TO REFLECT ONLY THE SANDS CAPITAL SELECT GROWTH FUND]
          -------------------------------------------------------------

------------------------------------------------ ------------------------------------------------ --------------------
                                                                                                     ANNUAL BASIC
                                                                                                     ------------
                 NAME OF FUND                               PERFORMANCE INDEX                          FEE RATE
                 ------------                                ----------------                          --------
------------------------------------------------ ------------------------------------------------ --------------------
Constellation Sands Capital Select Growth Fund   Russell 1000 Growth Index                               0.85%
------------------------------------------------ ------------------------------------------------ --------------------

                                    PROPOSED
                                  SCHEDULE B-2
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                   AS AMENDED
                               _____________, 2005

                           PERFORMANCE ADJUSTMENT RATE
                           ---------------------------

                [REDACTED TO REFLECT ONLY THE ADJUSTMENT RATE FOR
                 ------------------------------------------------
                      THE SANDS CAPITAL SELECT GROWTH FUND]
                      ------------------------------------

---------------------------------------- --------------------- -------------------------------------------------------
                                              MAXIMUM RATE
         NAME OF FUND / CLASS                  ADJUSTMENT                             METHODOLOGY
         --------------------                  ----------                             -----------
---------------------------------------- --------------------- -------------------------------------------------------
Constellation Sands Capital
Select Growth Fund/Class I and
Class II                                       +/- 0.15%                     As detailed in Schedule B-3
---------------------------------------- --------------------- -------------------------------------------------------

                                    PROPOSED
                                  SCHEDULE B-3
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                   AS AMENDED
                                __________, 2005

                   METHODOLOGY FOR PERFORMANCE ADJUSTMENT RATE
                   -------------------------------------------

                [REDACTED TO REFLECT ONLY THE METHODOLOGY FOR THE
                -------------------------------------------------
                        SANDS CAPITAL SELECT GROWTH FUND]
                        ---------------------------------

The table below describes the applicable advisory fees that the Adviser would receive based on the Fund's performance as compared to its benchmark index over a given performance period:

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND/CLASS I AND CLASS II

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------
Outperforms the Index by 2.50% or more        + 0.15%           Underperforms the Index by 2.50% or more      - 0.15%
Outperforms the Index by 2.49% or less          0.00%           Underperforms the Index by 2.49% or less        0.00%

                                                                      APPENDIX B

                                    PROPOSED
                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                     FOR FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

     (A) GENERAL. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

     (B) INDEX, CLASS AND CHANGES TO THE CLASS. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the "Successor Class") is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

     (C) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the average net asset value of the Fund's assets allocated to the Sub-Adviser during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

     (D) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 (366 in leap years). The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

     (E) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

     (F) PERFORMANCE PERIOD. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months.

     (G) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     (H) PAYMENT OF FEES. The sub-advisory fee payable hereunder shall be computed daily and paid monthly in arrears, on the first business day of the following month.

     (I) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

     (J) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                    PROPOSED
                                  SCHEDULE B-1
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                 LISTING OF FUND(S) WITH PERFORMANCE ADJUSTMENTS

NAME OF FUND / APPLICABLE CLASS             PERFORMANCE INDEX         ANNUAL BASIC FEE RATE
----------------------------------------    ----------------------    ---------------------------------------------------
Constellation Sands Capital Select          Russell 1000 Growth       0.50% on first $100 million of Allocated Assets
Growth Fund/Class I and Class II            Index                     0.45% on Allocated Assets above that amount
                                                                      thereafter

                                    PROPOSED
                                  SCHEDULE B-2
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                           PERFORMANCE ADJUSTMENT RATE

                                                       RATE
NAME OF FUND / CLASS                                   ADJUSTMENT                 METHODOLOGY
------------------------------------------------------ -------------------------- -------------------------
Constellation Sands Capital Select Growth Fund/        +/- 0.1125%                Adjustment to Basic Fee
Class I and Class II                                                              Rate if exceed or lag
                                                                                  the benchmark by at
                                                                                  least 2.50% (measured
                                                                                  on an absolute basis)

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                 CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

              FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                                AUGUST 19, 2005


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John H. Grady and John Canning as proxies and each of them, each with full power of substitution, to vote all of the shares of stock outstanding in the name of undersigned (the "Shares") at the Special Meeting of Shareholders of the Constellation Sands Capital Select Growth Fund (the "Fund"), a series of the Constellation Funds (the "Trust") to be held at the offices of CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, at 10:00 a.m., Eastern Time, on August 19, 2005, and any adjournments or postponements thereof (the "Special Meeting"); and the undersigned hereby instructs said proxies to vote:

PROPOSAL I:          To approve an amendment to the fee schedule to the
                     investment advisory agreement between the Trust, on behalf of the Fund, and Constellation Investment Management
                     Company, LP (a form of which is attached to the Proxy
                     Statement as Appendix A), to change the performance fee hurdle rate from 3.50% to 2.50%.

                                    ____For ____Against ____Abstain

PROPOSAL II:         To approve an amendment to the fee schedule to the
                     sub-advisory agreement between Constellation Investment
                     Management Company, LP and Sands Capital Management, Inc.
                     (a form of which is attached to the Proxy Statement as Appendix B), to change the performance fee hurdle rate from 3.50% to 2.50%.

                                    ____For ____Against ____Abstain

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2005               ___________________________
                                                 Signature of Shareholder


                                                 ___________________________
                                                 Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.